Francine Gi
Executive Director
Department of Commerce

Jon M. Huntsman, Jr.
Governor
State of Utah

Kathy Berg
Director
Division of Corporations & Commercial Code

STATE OF UTAH
DEPARTMENT OF COMMERCE
DIVISION OF CORPORATIONS & COMMERCIAL CODE
CERTIFICATE OF REGISTRATION

ALL-SEARCH & INSPECTION INC.
FOREST OF LIFE, INC.
1108 E S UNION AVE
MIDVALE UT 84047

Access Code
Code: 4355422

State of Utah
Department of Commerce
Division of Corporations & Commercial Code

CERTIFICATE OF REGISTRATION

Corporation - Domestic - Profit

This certifies that FOREST OF LIFE, INC. has been filed and approved on **November 27, 2007** and has been issued the registration number **6821465-0142** in the office of the Division and hereby issues this Certification thereof.

Kathy Berg

KATHY BERG
Division Director

*The Access Code is used for Online Applications used by this Division only.

11/30/07 16:39 FAX 801 984 8170 ALL SEARCH p.2

NOV 27 2007 12:58PM AIA CORPORATE SERVICES

File: 1,5614[illegible]85
Receipt Number: 2334330
Amount Paid: $52.00

841 P81

This form must be type written or computer generated.

Non-Refundable Processing Fee: $52.00

State of Utah
DEPARTMENT OF COMMERCE
Division of Corporations & Commercial Code
PO Box 146705
Salt Lake City UT 84114-6705

Phone: (801) 530-4849
or toll-free in-state (877) 526-3994
Fax: (801) 530-6438

[illegible]

Important: Read instructions before completing form

A.

1. Name of Corporation:	FOREST OF LIFE, INC.			
2. Purpose:	General Purpose – Sale of Trees of Life			
3. Shares:	Type 1: Common	Amount: 50,000,000		
	Type 2:	Amount:		
4. Registered Agent Name, Signature and Street Address: (must be a Utah address where process may be served)	All-Search & Inspection Inc.			
	1108 E. South Union Ave. (Street Address)	Midvale (City)	Utah (State)	84047 (Zip)
	I hereby accept appointment as Registered Agent for the above named corporation.			
	[signature] (Signature of R.A. or on behalf of R.A. company)	Date 11/27/07		
5. Name, Signature and Address of Incorporator (attach additional page if there is more than 1 incorporator)	Dr. Mac Truong			
	225 Broadway, Suite 200 (Address)	New York (City)	NY (State)	10007 (Zip)
	MAC TRUONG (Signature)	Date 11/16/07		

B.

1. Principal Address:	225 Broadway, Suite 200 (Address)	New York (City)	NY (State)	10007 (Zip)
2. Name and Address of Officers: (attach an additional page if there are more than 3 officers)	Dr. Mac Truong		President (Position)	
	225 Broadway, Suite 200 (Address)	New York (City)	NY (State)	10007 (Zip)
	(Name)		(Position)	
	(Address)	(City)	(State)	(Zip)
	(Name)		(Position)	
	(Address)	(City)	(State)	(Zip)
3. Name and Address of Directors: (attach an additional page if there are more than 3 directors)	Dr. Mac Truong		Director (Position)	
	225 Broadway, Suite 200 (Address)	New York (City)	NY (State)	10007 (Zip)
	(Name)		(Position)	
	(Address)	(City)	(State)	(Zip)
	(Name)		(Position)	
	(Address)	(City)	(State)	(Zip)

11-27-07P01:17 RCVD

Under GRAMA (63-2-201), all registration information maintained by the Division is classified as public record. For confidentiality purposes, the business entity physical address may be provided rather than the residential or private address of any individual affiliated with the entity.

This form must be type written or computer generated.

State of Utah
DEPARTMENT OF COMMERCE
Division of Corporations & Commercial Code
PO Box 146705
Salt Lake City UT 84114-6705

Phone: (801) 530-4849
or toll free in-state (877) 526-3994
Fax: (801) 530-6438

Non-Refundable Processing Fee: $52.00

Articles of Incorporation (Profit)

A.

Important: *Read instructions before completing form*

1. **Name of Corporation:**	FOREST OF LIFE, INC.			
2. **Purpose:**				
3. **Shares:**	Type 1:	Common	Amount:	50,000,000
	Type 2: ☐		Amount:	

4. **Registered Agent Name, Signature and Street Address:** (must be a Utah address where process may be served)

All-Search & Inspection Inc.
Name

1108 E. South Union Ave. — Midvale — Utah 84047
Street Address — City — Zip

I hereby accept appointment as Registered Agent for the above named corporation.

________________ Authorized Signature of R.A. or On behalf of R.A. Company — ________ Date

5. **Name, Signature and Address of Incorporator** (attach additional page if there is more than 1 incorporator)

Dr. Mac Truong
Name

325 Broadway, Suite 200 — New York — NY 10007
Address — City — State Zip

________________ Signature — ________ Date

B.

1. **Principal Address:**

325 Broadway, Suite 200 — New York — NY 10007
Address — City — State Zip

2. **Name and Address of Officers:** (attach an additional page if there are more than 3 officers)

1. Dr. Mac Truong — President
Name — Position
325 Broadway, Suite 200 — New York — NY 10007
Address — City — State Zip

2. ________ Name — Position
Address — City — State Zip

3. ________ Name — Position
Address — City — State Zip

3. **Name and Address of Directors:** (attach an additional page if there are more than 3 directors)

1. Dr. Mac Truong — Director
Name — Position
325 Broadway, Suite 200 — New York — NY 10007
Address — City — State Zip

2. ________ Name — Position
Address — City — State Zip

3. ________ Name — Position
Address — City — State Zip

Under GRAMA (63-2-201), all registration information maintained by the Division is classified as public record. For confidentiality purposes, the business entity physical address may be provided rather than the residential or private address of any individual affiliated with the entity.